UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2024, the Company received a notice of non-compliance (the “NYSE Notice”) from the staff of the NYSE American Market (the “Exchange”) indicating that the Company was noncompliant with the continued listing standard set forth in Section 803B(2)(c) of the NYSE American Company Guide (the “Company Guide”), since the Audit Committee is no longer comprised of at least two independent members, as a result of the recent resignation of an independent director serving on the Audit Committee. The NYSE Notice stated that, pursuant to Section 803B(6)(b) of the Company Guide, the Company has until the earlier of its next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with the audit committee composition requirements to regain compliance with the continued listing standards; provided that, if the annual meeting of stockholders occurs no later than 75 days following the event that caused the failure to comply, the Company will instead have 75 days from such event to regain compliance, meaning that the Company has until January 4, 2025 to regain compliance. The Board is undertaking a process to identify two independent directors to join the Board within the permitted time frame.

The NYSE Notice does not have any immediate effect on the listing of the Company’s common stock on the Exchange, which remains trading under the trading symbol “BURU”. There can be no assurance, however, that the Company will be able to regain compliance with the continued listing standard discussed above in the permitted time frame. On November 22, 2024, the Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	November 22, 2024	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Executive Officer